SUCAMPO
The Science of Innovation

# Sucampo Pharmaceuticals, Inc.
# Corporate Update

January 11-13, 2016

Peter Greenleaf, Chief Executive Officer

Peter Kiener, Chief Scientific Officer

Andrew Smith, Chief Financial Officer

Silvia Taylor, Senior Vice President, Investor Relations and Corporate Affairs

# Forward Looking Statements

SUCAMPO
The Science of Innovation

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to continue to develop the market for AMITIZA; the ability of Sucampo to develop, commercialize or license existing pipeline products or compounds or license or acquire non-prostone products or drug candidates; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally; the effects of competitive products on Sucampo's products; risks relating to Sucampo's financing for the R-Tech Ueno acquisition, including the restrictive covenants undertaken by Sucampo as part of the financing; Sucampo's ability to successfully integrate R-Tech Ueno's operations; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 9, 2015 as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

# Investment Highlights

- **Fast-growing global biopharmaceutical company with increasing revenues and focus on innovative R&D of proprietary drugs**
- **Sustained revenue growth from AMITIZA® (lubiprostone): highly differentiated product with broadest label in $5B+ constipation market**
- **Diversified pipeline for clinical development and/or partnering:**
  - Focused on gastrointestinal, ophthalmic, autoimmune/inflammatory, and oncology disorders
    - Cobiprostone: Phase 2 product with significant market potential for treatment of NERD/sGERD; Top-line data 1H16
    - VAP-1 inhibitor compounds for NASH, COPD
    - Exclusive option for Ph. 3 CPP-1X/sulindac combo product for FAP
    - Assets for out-licensing
- **Business development strategy to bolster growth and diversify**
  - Acquisition of R-Tech Ueno increases revenue and builds scale
- **Demonstrated financial performance with strong balance sheet and cash flow to fuel continued transformation**
- **Deep management team with proven ability to create value**

# Clear Strategy to Methodically Build a Leading Bio/Pharma Company

SUCAMPO
The Science of Innovation

*Revenue & Market Value*

## Secure

- **Focus efforts and strengthen overall capabilities**
  - Team
  - Development capability
- **Secure and grow AMITIZA revenues**
  - Efforts to ensure consistent and sustainable growth
  - Global partnerships
  - Resolution of patent litigation with first filer
- **Optimize investment in current pipeline**
  - Life cycle management (LCM)
  - Prioritize or exit programs to maximize return on investment (ongoing)

***Achieved***

## Advance

- **Address capital structure**
  - Diversify investor base
- **Execute on pipeline opportunities**
  - File LCM programs for regulatory approvals
  - Progress prostones in clinical development to Phase 3
- **BD strategy**
  - Additional accretive transactions
  - Acquire new development programs to strengthen and accelerate the pipeline

***Today***

## Transform

- **Launch AMITIZA LCM programs**
- **Launch new pipeline products**
- **Sustainable pipeline of drug candidates with near term launch opportunities**
- **Execute more transformative deals**
- **Execute value creation strategy**

***2017+***

SUCAMPO
The Science of Innovation

***Significant unmet need in efficacy, safety and patient satisfaction***

- U.S. prescription and OTC market ~$5.2B, growing 6%+ annually (2015)
  - $4.4B branded + generic market, ~50M annual scripts (1)
  - Additional $800M in revenue from OTC market, 23M units (30-day supply) sold annually
- Majority of prescription and OTC treated patients currently not satisfied with treatment
  - Current OTC treatment leaves significant unmet need offering only temporary relief
    - 60%+ of patients on OTCs report ineffective symptom relief
  - Few patients aware of chronic Rx options

amitiza
lubiprostone

*Source: IMS and Wall Street research.

# Prescription Constipation Market Is Large and Growing

SUCAMPO
The Science of Innovation

**Share of Prescription Constipation Products**


Generic
34%
42%
Other
16%
Branded Generic
8%
Brand



**Strategy: convert from OTC and generics to AMITIZA**
> 88% of NRx are new patients

Source: Wall Street research and Company estimates.

***Chronic Idiopathic Constipation (CIC)***

- Infrequent and difficult passage of stool over 12 non-consecutive weeks within a 12-month period
- ~14% to 16% of adults globally

***Irritable Bowel Syndrome with Constipation (IBS-C)***

- Disorder of the intestines; symptoms are severe cramping, pain, bloating and changes of bowel habits including constipation
- IBS: ~15% of adults globally, 1/3 of which is IBS-C

***Opioid-Induced Constipation-Non Cancer (OIC)***

- Common adverse effect of chronic opioid use; infrequent and incomplete evacuation of stool, hard stool consistency, & straining
- ~2M-4M moderate to severe sufferers in U.S.

# AMITIZA: Broadest Label in Constipation Market

- **Only product approved for all 3 indications**
  - CIC
  - IBS-C
  - OIC (non-cancer)
- **Differentiated MOA: localized ClC-2 activation with dual action**
  - Increases intestinal fluid secretion
  - Stimulates recovery of mucosal barrier function
- **Key product characteristics**
  - Locally-acting
  - Rapid and predictable onset of action
- **Demonstrated efficacy and tolerability**
  - Most experienced product: 10M+ scripts over 9+ years
  - Well-tolerated product with established safety profile:
    - No black box warning


amitiza
lubiprostone

- **More than 90% of lives covered nationally across all payor channels**

# AMITIZA Prescription Growth is Accelerating

SUCAMPO

***November Rx YOY growth rates: TRx 10%; NRx 14%***

## U.S. TRx Scripts


(Thousands)
Annualized
Q3 2015
155
853
1,092
1,118
1,122
1,185
1,231
1,288
1,345
1,441
1,788
1,341
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM
9/30/15
2015E

## Japan TRx Scripts[1]


(Thousands)
Annualized
Q3 2015
8
490
1,241
1,585
2,029
1,522
2012
2013
2014
LTM 6/30/15
2015E

## U.S. Net Price per Day


$5.76
$5.76
$6.34
$6.98
$7.34
$7.56
$8.24
$9.16
$9.98
$10.48
$10.48
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM
9/30/15
Q3
2015

## Japan Net Price per Capsule


JPY 127.22
JPY 132.15
JPY 133.24
JPY 133.24
JPY 133.24
2012
2013
2014
LTM 6/30/15
Q2 2015

1) Based on management assumption of 46 capsules per TRx.

# Blue-Chip Partnerships Provide Global Reach for AMITIZA

SUCAMPO

- **Takeda** markets AMITIZA in U.S., Canada, U.K. and Switzerland; 800 sales reps in U.S.
  - Takeda is **#1 gastroenterology company world** wide and has rights to all markets except Japan (Mylan) and China
  - Royalty arrangement in North America (18%- 26%)
  - Takeda reimburses majority of development costs for new formulations/indications
  - **50% split of annual AMITIZA net sales revenue** for North America beginning January 2021
- Agreement with **Mylan** for Japan
  - Mylan reimburses 100% of development costs
- **Harbin Gloria** developing AMITIZA in China; expected to launch in 2018
- Non-exclusive licensing agreement with **Par** beginning January 2021 with attractive economics
  - **50% gross profit split** of generic lubiprostone

**Key Partnerships**

Takeda
U.S., Canada, Europe

Mylan
Japan

誉衡药业 GLORIA PHARMACEUTICALS
Harbin Gloria Pharmaceuticals Co., Ltd.
China

PAR PHARMACEUTICAL
U.S., Canada

# Competitive Overview

SUCAMPO
The Science of Innovation

## *AMITIZA is well positioned for continued growth*

| | Drug | Rx or OTC | Company | Target Indication: CIC | Target Indication: IBS-C | Target Indication: OIC | Global Market Share | Commentary |
|---|---|---|---|---|---|---|---|---|
| Branded / Patented | amitiza lubiprostone | Rx | Sucampo (Marketed by Takeda) | ✓ *All adults* | ✓ *Adult women* | ✓ *All adults* | 3% | • Long history of usage<br>• Well-tolerated product with an established safety profile<br>• No limitation on duration of use |
| | Linzess (linaclotide) capsules | Rx | Ironwood (Marketed by Actavis) | ✓ *All adults* | ✓ *All adults* | ✕ | 3% | • Black box warning against pediatric use<br>• Often used for the most severe patients<br>• Food restrictions<br>• Convenient dosing |
| | RELISTOR methylnaltrexone bromide | Rx | Salix | ✕ | ✕ | ✓ *All adults* | ~1% | • Very little market penetration due to method of drug delivery (via injection) |
| | movantik naloxegol tablets | Rx | AstraZeneca | ✕ | ✕ | ✓ *All adults* | ~1% | • Very limited uptake since launch in March 2015 for OIC<br>• Post marketing safety commitment in place |
| | | | | | | **All Branded / Patented:** | **8%** | |
| Generic | MiraLAX | OTC | Schering-Plough | ✕ | ✕ | ✕ | 28% | • Short-term indications no longer than 2 weeks<br>• Used to treat one-time symptoms but not chronic conditions<br>• Use of laxatives for CIC and IBS-C is not supported by long-term, well-controlled clinical trial data |
| | Bentyl (Dicylcomine) | Rx | Pantheon & Akorn (Marketed by Axcan) | ✕ | ✕ | ✕ | 11% | • Does not relieve constipation<br>• Primarily used to reduce stomach and intestinal cramping that is symptom of IBS |
| | Other Therapies | | Various | ✕ | ✕ | ✕ | 53% | • Includes Stool softener with stim (Docusate/ Senna S), PEG preps (Osmi Prep), Irritant-stimulant (Ex-Lax, Dulcolax), Bulk Fiber, Oils and Enemas |
| | | | | | | **All Generic:** | **92%** | |

# AMITIZA Lifecycle Management

SUCAMPO The Science of Innovation

***Expand AMITIZA franchise through new formulation and new indication***

**New Formulation**

- Alternate formulation for additional adult and pediatric patients who cannot tolerate capsules, or naso-gastric tube fed patients
- ~40% of adults have difficulty swallowing pills
- Next step: **Phase 3**, commence 2H16
- Takeda to reimburse 100% of development costs

**New Pediatric Functional Constipation Indication**

- U.S. Prevalence: 18% of pediatric population (13.5M)
- Unmet need: No FDA-approved competition for AMITIZA in pediatric population (black box warning for linaclotide; prucalopride failed in Phase 4); patients use OTC drugs off-label
- **Phase 3** program:
  - With current capsule formulation: Children 6-17 years
    - Trial ongoing; Data 2H16
  - With alternate formulation: Children 6 months-6 years
    - Trial initiates 1H17
- Takeda reimbursing 67% of development costs

# AMITIZA Growth Strategy

SUCAMPO
The Science of Innovation

## BRAND

- ✓ Underpenetrated markets with unsatisfied patients
- ✓ Expanded Takeda agreement
- ✓ Physician Targeting
- ✓ DTC
- ✓ OIC driving 30% of brand sales

## EXPANDED PARTNERSHIPS/ SECURING FUTURE REVENUE

- ✓ RTU Acquisition increases AMITIZA revenue
- ✓ Takeda
  - Net sales revenue split on brand lubiprostone, incl. LCM
- ✓ Agreement with Par
  - Gross profit split on generic lubiprostone

## PRICE

- ✓ Yearly Increases
- ✓ Gross-to-net cap for Sucampo

## GEOGRAPHY

- ✓ Takeda – global partnership
  - U.S.
  - Canada
  - E.U. (new reco's for approval)
  - ROW
- ✓ Mylan
  - Japan
- ✓ Harbin Gloria
  - China

## LABEL EXPANSION

- ✓ New Formulation (2017)
  - Expands market access
- ✓ Broad pediatric population spanning infants to teens (2017/18)
- ✓ Extends runway

# The Recent Addition of R-Tech Ueno Provides Significant Benefit

SUCAMPO
The Science of Innovation

| | |
|---|---|
| **Company Description** | • Global pharmaceutical company focused on the research and development of drugs in gastroenterology, ophthalmology and dermatology<br>• Exclusive manufacturer and supplier of AMITIZA and RESCULA (unoprostone isopropyl) |
| **Immediately and significantly accretive transaction enhancing profitability and free cash flow** | • ~30% pre-offer premium, ~16% 3-month VWAP premium<br>• Strong and stable free cash flow<br>• Immediate accretion from RTU's AMITIZA revenue (~1/3 of economics paid by Takeda) |
| **Increased manufacturing and supply chain control over AMITIZA** | • Improve operational efficiencies and capture additional margin from vertically integrating existing manufacturing |
| **Expansion and diversification of product pipeline** | • RTU pipeline offers development alternatives and/or partnership opportunities in ophthalmology, autoimmune and inflammatory diseases and oncology |
| **Significant cost synergy opportunity** | • $11.4M of identified potential cost synergies expected to be achievable within 12 months |

# Strengthened Financial Position of Combined Company

SUCAMPO
The Science of Innovation

| | Sucampo | RTU | Combined |
|---|---|---|---|
| Key Products Areas | Gastroenterology, Ophthalmology | Gastroenterology, Ophthalmology | **Gastroenterology, Ophthalmology** |
| Number of Marketed Products | 2 | 2 | **2** |
| LTM 6/30/15 Revenue | $133.6M | $63.7M | **$175.4M** (1) |
| LTM 6/30/15 Adjusted EBITDA | $59.1M | $15.6M | **$86.1M** (2) |
| Revenue by Product | | | |
| Revenue by Partner | | | |



RESCULA and Other 1%
AMITIZA 99%
Other 1%
Rescula 17%
AMITIZA 82%
Other 1%
Rescula 6%
AMITIZA 93%
Other <1%
Mylan 41%
Takeda 59%
Other 18%
Takeda 49%
Mylan 33%
Other 6%
Mylan 31%
Takeda 62%

(1) Net of intercompany eliminations.
(2) Includes $11.4M of cost synergies.

# Product Pipeline Overview

| Program | Target | First Indication | Development Stage | NDA / MAA Filing | Approval | Comments |
|---|---|---|---|---|---|---|
| **GI/Metabolic/ Inflammation** | | | | | | |
| **AMITIZA** | CIC2 | Pediatric functional constipation | P3 | 2016 | 2017 | Current capsule formulation |
| **Lubiprostone Microparticle Formulation** | CIC2 | Pediatric functional constipation; adult CIC | P3 | 2017 | 2018 | New liquid-like formulation |
| **Cobiprostone** | CIC2 | NERD/sGERD | P2 | 2019 | 2020 | Mucoadhesive formulation |
| **CPP-1X/sulindac combination product** | | Familial Adenomatous Polyposis | P3 | 2018 | 2019 | Exclusive option from CPP |
| **RTU-1096** | Vap-1 inhibitor | NASH | P1b | | | Oral formulation |
| **Ophthalmology** | | | | | | |
| **UF-021** | BK2 | Retinitis Pigmentosa | P3 | | | Financial support in Japan by AMED |
| **RU-101** | | Severe dry eye | P2 | | | Recombinant human albumin |
| **RU-105** | Substance P & IGF-1 | Post-Lasik corneal epithelial defects | P1b | | | Topical eye drops; combination of peptides |
| **RTU-1096** | Vap-1 inhibitor | Diabetic Retinopathy; diabetic macular edema | P1a | | | Oral formulation |
| **UF-021** | BK2 | Age-Related Macular Degeneration | P1a | | | Topical formulation |
| **Oncology** | | | | | | |
| **Cobiprostone** | CIC2 | Oral Mucositis | P2 | 2019 | 2020 | Liquid/spray formulation |
| **RTU-1096** | Vap-1 inhibitor | Immuno-oncology | P1a | | | Oral formulation |
| **Other** | | | | | | |
| **RK-023** | PG receptor | Alopecia | P2 | | | |
| **RTU-009** | Vap-1 inhibitor | Acute cerebral infarction | Preclinical | | | Liquid formulation |

Sucampo Program | RTU Program | Option

# CPP-1X/sulindac Combo: Exclusive Option for Phase 3 Asset in FAP

SUCAMPO

- **Significant opportunity**
  - Orphan indication in U.S. for familial adenomatous polyposis (FAP)
    - 30K cases
  - No approved treatment options
  - Dire patient need
    - 100% risk of colon cancer
    - Progressive removal of colon/rectum
    - Poor quality of life
  - Incremental opportunity of $200M-$400M



- **De-risked**
  - Exclusive Option with Cancer Prevention Pharma
  - Strong scientific rationale and Phase 2 proof of concept data in sporadic colon adenoma/FAP
  - Defined regulatory pathway



- **Clinical development**
  - Phase 3 ongoing
  - Futility analysis expected in 2H16
  - Co-formulation efforts ongoing

- **Additional opportunities in sporadic colon adenoma therapy (CAT)**

# Cobiprostone: Phase 2 Asset in NERD/sGERD

- **Significant opportunity**
  - 2–12% of total population is Proton-Pump Inhibitor (PPI) refractory Nonerosive Reflex Disease (NERD)/ Symptomatic Gastroesophageal Reflux Disease (sGERD)
  - No effective treatment options available for patients refractory to PPIs
    - Current PPI for refractory patients provide symptomatic relief only
    - No treatments protect membrane barrier function
  - Incremental opportunity of $500M-$1B

- **Differentiated**
  - Protects epithelial barrier function and stabilizes tight junctions in the epithelium
  - Stabilizes epithelial mucosa and protects membrane barrier function
  - Protects against both bile and gastric acid

- **Clinical development**
  - Phase 2 ongoing

20% of U.S. adult population has NERD/sGERD (~49M)

↓

60% diagnosed (endoscopy)

↓

90% of those patients are on a PPI

↓

30% are considered refractory

↓

Addressable opportunity ~8M patients

SUCAMPO

**VAP-1 inhibitors**

- VAP-1 is an enzyme and adhesion receptor
- Potential indications including NASH, COPD, diabetic macular edema and diabetic retinopathy and modulation of tumor-specific immune responses

- RTU-1096
  - MAD Phase 1b
  - Next step: generate additional preclinical data in additional formulations
- RTU-009
  - Next step: complete IND-enabling studies, initiate clinical stage development
  - IV: acute inflammatory disease
  - Oral: for chronic inflammatory disease; cancer
- Composition of matter out to 2029 and potential for future extension
- Opportunity to be best-in-class

# Strong Financial Performance

| Sucampo's Strong Revenue Growth: Q3 | Sucampo is Profitable and Cash Generating: Q3 |
|---|---|
| • Total revenues **up 6%** to $33.4M<br>• Product royalty revenue **up 15%** to $19.3M<br>• Product sales revenue **up 20%** to $11.0M (excl. 2014 milestone payment) | • Net income = **$7.2M**<br>• EPS = **$0.16**<br>• Operating cash flow = **$24.2M** |

## Full Year Financial Guidance

### 2015

- Adjusted net income of **$30-$35M**:
  - Includes **$5.3M** of interest and debt issuance expense and **$5.7M** of one-time charges to be expensed in Q4 2015, related to the RTU acquisition
  - Excludes **$2.9M** of non-cash amortization of intangibles and **$3.5M** of amortization of inventory step-up costs*, both related to the RTU acquisition
- Adjusted EPS of **$0.65-$0.75**
- Adjusted EBITDA** of **$55-$60M**
- GAAP net income*** of **$24-29M**
- GAAP EPS** of **$0.51-$0.61**

### 2016

- Revenue of **$195-$205M**
- Adjusted net income of **$45-$50M**:
  - Excludes **$17.6M** of amortization of acquired intangibles and **$8.9M** of amortization of the remaining inventory step-up costs, both related to the RTU acquisition
- Adjusted EPS of **$0.97-$1.07**
- Adjusted EBITDA** of **$100-$105M**

*Amortized straight-line over seven months. In 2015, will recognize two months of amortized inventory step-up costs, with the remaining five months expensed in the 1H16.
**Net income before interest, tax, depreciation, amortization and stock option expense
***Includes non-cash amortization

# Upcoming Milestones

| Product | Event | Expected Timing |
| --- | --- | --- |
| Cobiprostone | Top-line data from Phase 2 NERD/sGERD | 1H16 |
| AMITIZA (lubiprostone) | Initiation of Phase 3 pivotal alternate formulation in adults | 2H16 |
| AMITIZA (lubiprostone) | Top-line data from Phase 3 pivotal alternate formulation in adults | |
| AMITIZA (lubiprostone) | Top-line data from Phase 3 pivotal PFC (6–17 years) | |
| AMITIZA (lubiprostone) | Top-line data from Phase 3 open-label PFC (6–17 years) | |
| AMITIZA (lubiprostone) | **File NDA for PFC (6-17 years)** | |
| Cobiprostone | Top-line data from Phase 2 OM | 1H17 |
| AMITIZA (lubiprostone) | Initiation of Phase 3 pivotal PFC (6 months–6 years) | |

# Investment Highlights

- **Fast-growing global biopharmaceutical company with increasing revenues and focus on innovative R&D of proprietary drugs**
- **Sustained revenue growth from AMITIZA® (lubiprostone): highly differentiated product with broadest label in $5B+ constipation market**
- **Diversified pipeline for clinical development and/or partnering:**
  - Focused on gastrointestinal, ophthalmic, autoimmune/inflammatory, and oncology disorders
    - Cobiprostone: Phase 2 product with significant market potential for treatment of NERD/sGERD; Top-line data 1H16
    - VAP-1 inhibitor compounds for NASH, COPD
    - Exclusive option for Ph. 3 CPP-1X/sulindac combo product for FAP
    - Assets for out-licensing
- **Business development strategy to bolster growth and diversify**
  - Acquisition of R-Tech Ueno increases revenue and builds scale
- **Demonstrated financial performance with strong balance sheet and cash flow to fuel continued transformation**
- **Deep management team with proven ability to create value**

# Back Up Slides

# Patent Overview

SUCAMPO
The Science of Innovation

## *AMITIZA well-protected by a comprehensive suite of patents through 2027*


U.S. '934
Patent expires 2021
U.S. '067, '174, '649, '890, '542, '393, '187, '639 Latest patent expires 2027
U.S. '016, '613, '283, '148, '653, '481, '312 Latest patent expires 2024
U.S. '182, '748, '969, '562, '064 Latest patent expires 2027

- AMITIZA is covered by an additional 10 patents through 2028 in Japan and 6 patents in Europe through 2027

# Cobiprostone: Oral Mucositis

- **Significant opportunity**
  - **~60K** U.S. patients develop HNC annually
  - More than half treated with radiation
  - **~550K** HNC cases annually worldwide
  - Limited treatment options for OM with no approved therapies in the U.S.
  - Incremental opportunity of **$50-$100M in the U.S.**


3-5% of all cancers are HNC

- **Differentiated**
  - **Stimulates and protects** mucosal barrier function
  - Mitigates the primary damage response

- **Clinical development**
  - **FDA fast-track designation**
  - Phase 2 initiation **2H15**

# Proven and Experienced Management Team

SUCAMPO
The Science of Innovation

## *Experienced management team with considerable experience in product development and commercialization*

| | |
|---|---|
| **Peter Greenleaf**<br>Chief Executive Officer | Histogenics, AstraZeneca, MedImmune, Johnson & Johnson, centocor |
| **Peter Kiener, D.Phil**<br>Chief Scientific Officer | Bristol-Myers Squibb, MedImmune, Ambrx, Zyngenía |
| **Peter Lichtlen, M.D., Ph.D.**<br>Chief Medical Officer | Alcon, ESBATech |
| **Matthias Alder**<br>Executive Vice President, Business Development & Licensing | CYTOS, micromet, NOVARTIS |
| **Max Donley**<br>Executive Vice President of Human Resources | AstraZeneca, MedImmune, VIVUS |
| **Steven Caffé, M.D.**<br>Senior Vice President, Regulatory Affairs | amag, MedImmune, Baxter, SANOFI, MERCK |
| **Stanley Miele**<br>Chief Commercial Officer | Abbott Diagnostics, Millennium Pharmaceuticals, Inc, Abbott Laboratories |
| **Silvia Taylor**<br>Senior Vice President, Investor Relations and Corporate Affairs | AstraZeneca, MedImmune, Pfizer |
| **Andrew Smith**<br>Chief Financial Officer | ALLERGAN, Biocompatibles, clearlab, Hydron, Retroscreen Virology |

# Sucampo Evolution



1989
R-Tech Ueno, Ltd. established
1994
RESCULA launched in Japan
1996
Dr. Sachiko Kuno and Dr. Ueno found RTU Ueno (USA), Inc., later to become Sucampo
2006
AMITIZA approved for CIC in the U.S.
2007
Initial Public Offering
2008
AMITIZA approved for IBS-C in the U.S.
2009
AMITIZA approved for CIC in Switzerland
2010
Sucampo acquires Sucampo AG
2012
AMITIZA approved for CIC in the U.K. and for CC in Japan
2013
AMITIZA approved for OIC in the U.S. and RESCULA launched in the U.S.
2014
Named Peter Greenleaf as CEO, AMITIZA approved for OIC in Switzerland, and AMITIZA recommended by the U.K. National Institute of Health & Care Excellence (NICE)
2015
Austria, Germany, Italy, Ireland, Luxembourg, the Netherlands, Belgium and Spain issued national marketing authorizations for AMITIZA for CIC. AMITIZA approved for CIC in Canada. Sucampo acquired R-Tech Ueno, Ltd.